UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2015

OUTERWALL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 30, 2015, Redbox Automated Retail, LLC (“Redbox”), a wholly-owned subsidiary of Outerwall Inc. (“Outerwall”), issued a press release regarding the Agreement with Warner Home Video (as those terms are defined below). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this item by reference.

Item 8.01	Other Events.

On March 26, 2015, Redbox entered into a Kiosk Rental Revenue Sharing Terms Agreement (the “Agreement”) with Warner Home Video, a division of Warner Bros. Home Entertainment Inc. (“Warner Home Video”). Under the Agreement, Redbox will license theatrical and direct-to-video titles released by Warner Home Video and WB Animation through March 31, 2017. The Agreement maintains a 28-day window on such titles.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events, performance, results and actions, such as “will” and “expect,” and variations of such words, and similar expressions, identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this Current Report on Form 8-K include statements regarding Redbox’s relationship with Warner Home Video regarding among other things, a licensing arrangement. Forward-looking statements are not guarantees of future performance and actual results may vary materially from the results expressed or implied in such statements. Differences may result from, among other things, actions taken by Outerwall, Redbox or Warner Home Video, including those beyond Outerwall’s or Redbox’s control. Such risks and uncertainties include, but are not limited to, the early termination or renegotiation on materially adverse terms of the Agreement and failure to abide by the terms and requirements of the Agreement. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect future performance, including our relationship with Warner Home Video, please review “Risk Factors” described in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These forward-looking statements reflect Outerwall’s expectations as of the date hereof. Outerwall undertakes no obligation to update the information provided herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTERWALL INC.

Date: March 30, 2015	By:	/s/ Galen C. Smith
Galen C. Smith
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated March 30, 2015